Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

M.D. Sass Equity Income Plus Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 11, 2016 to the
Prospectus and Statement of Additional Information (“SAI”)
dated September 28, 2015

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of M.D. Sass, LLC, the investment adviser to the M.D. Sass Equity Income Plus Fund (the “Fund”) has approved closing the Class C shares of the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders that the Class C shares of the Fund be closed effective as of the close of business on February 29, 2016.  Effective as of February 29, 2016, Class C shares will no longer be available for purchase.

Effective February 29, 2016, the Fund will convert its Class C shares into Retail Class shares of the Fund.  Prior to the conversion, shareholders of Class C shares may redeem those shares as described in the Fund’s Prospectus.

If Class C shares are not redeemed prior to the conversion on February 29, 2016, each shareholder owning Class C shares of the Fund will receive Retail Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Class C shares immediately prior to the conversion.  In addition, following the conversion, reinvested distributions will be invested in Retail Class shares.  Please see the Fund’s current Prospectus dated September 28, 2015 for more information about the fees and expenses associated with Retail Class shares.

Class C shareholders generally will not recognize a taxable gain or loss on the conversion of their Class C shares for Retail Class shares, and such shareholders will have the same aggregate tax basis in Retail Class shares received pursuant to the conversion as in their Class C shares.  Please note, however, that a redemption of Class C shares will be a taxable event and a Class C shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Class C shares that are relevant to their specific situation.  Effective February 29, 2016, all references to Class C shares in the Prospectus and SAI are hereby eliminated.

Effective February 29, 2016, the Fund’s Retail Class shares will be renamed Investor Class shares.  Effective February 29, 2016, all references to Retail Class shares in the Prospectus and SAI are replaced with Investor Class shares.

On January 28, 2016, the Board also approved the elimination of the Fund’s Maximum Sales Charge (Load) Imposed on Purchases for Retail Class shares (hereinafter, referred to as “Investor Class”), effective February 29, 2016.  Effective February 29, 2016, all references to the Maximum Sales Charge in the Prospectus and SAI are hereby eliminated.

The following disclosures in the Prospectus are hereby revised to reflect the elimination of the Maximum Sales Charge (Load) Imposed on Purchases:

1

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Prospectus

Page 1 – “Summary Section – Fees and Expenses of the Fund”

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Shareholder Servicing Fees	None	0.10%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.05%	1.40%
Fee Waiver and/or Expense Reimbursement	-0.30%	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.75%	1.10%
(1)
Pursuant to an operating expense limitation agreement between M.D. Sass, LLC, the Equity Income Plus Fund’s investment adviser (“M.D. Sass”), and the Fund, M.D. Sass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 0.75% and 1.10% of the Equity Income Plus Fund’s average daily net assets for the Institutional Class and Investor Class shares, respectively, through at least September 28, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  M.D. Sass is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Equity Income Plus Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/reimbursement arrangement discussed in the table above is reflected only through September 28, 2016.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$77	$304	$550	$1,255
Investor Class	$112	$414	$737	$1,654

Page 26 – “Shareholder Information – Choosing a Share Class – Investor Class Shares”

Equity Income Plus Fund.  Investor Class shares of the Equity Income Plus Fund are offered for sale at NAV, without the imposition of a sales charge.  Investor Class shares are subject to a 0.25% Rule 12b-1 distribution fee and a 0.10% shareholder servicing fee on an annual basis.  As a result, Investor Class shareholders pay higher annual expenses than Institutional Class.  You do not pay a front-end sales load on purchases of Investor Class shares.

Please retain this supplement with your Prospectus and SAI